UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2016

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
Kinder Morgan, Inc. (“KMI”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2016. At the Annual Meeting, a total of 1,980,963,998 shares of KMI’s common stock entitled to vote were present in person or represented by proxy, constituting a quorum for the transaction of business.
At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of fifteen nominated directors to KMI’s Board of Directors; (2) a proposal to ratify the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2016 and (3) four proposals submitted by stockholders, which related to (a) a report on KMI’s response to climate change, (b) a report on methane emissions, (c) an annual sustainability report and (d) a report on diversity of the Board of Directors. Final voting results are presented below.
Proposal One - Election of Directors

KMI stockholders elected fifteen directors, each to serve until KMI’s 2017 annual meeting or, if earlier, election and qualification of his or her successor.

Nominee	For	Withheld	Broker Non-Votes
Richard D. Kinder	1,430,333,268	27,758,444	522,872,286
Steven J. Kean	1,432,967,851	25,123,861	522,872,286
Ted A. Gardner	1,057,001,693	401,090,019	522,872,286
Anthony W. Hall, Jr.	1,193,645,973	264,445,739	522,872,286
Gary L. Hultquist	1,426,708,170	31,383,542	522,872,286
Ronald L. Kuehn, Jr.	1,194,256,977	263,834,734	522,872,286
Deborah A. Macdonald	1,423,056,325	35,035,387	522,872,286
Michael C. Morgan	1,431,112,767	26,978,945	522,872,286
Arthur Reichstetter	1,426,747,992	31,343,719	522,872,286
Fayez Sarofim	1,191,463,639	266,628,073	522,872,286
C. Park Shaper	1,431,822,791	26,268,921	522,872,286
William A. Smith	1,428,346,008	29,745,704	522,872,286
Joel V. Staff	1,423,394,375	34,697,337	522,872,286
Robert F. Vagt	1,426,730,416	31,361,296	522,872,286
Perry M. Waughtal	1,425,853,600	32,237,666	522,872,286

Proposal Two - Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2016.

For	Against	Abstain	Broker Non-Votes
1,949,240,776	27,350,659	4,372,563	0

Proposal Three - Report on KMI’s Response to Climate Change

KMI stockholders did not approve the stockholder proposal relating to a report on KMI’s response to climate change.

For	Against	Abstain	Broker Non-Votes
344,597,579	928,548,929	184,945,204	522,872,286

Proposal Four - Report on Methane Emissions

KMI stockholders did not approve the stockholder proposal relating to a report on methane emissions.

For	Against	Abstain	Broker Non-Votes
420,144,691	852,975,312	184,971,708	522,872,286

Proposal Five - Annual Sustainability Report

KMI stockholders did not approve the stockholder proposal relating to an annual sustainability report.

For	Against	Abstain	Broker Non-Votes
434,069,616	838,718,073	185,304,022	522,872,286

Proposal Six - Report on Diversity of the Board of Directors

KMI stockholders did not approve the stockholder proposal relating to a report on diversity of the Board of Directors.

For	Against	Abstain	Broker Non-Votes
293,028,729	981,986,385	183,076,597	522,872,286

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 13, 2016	By:	/s/ David R. DeVeau
David R. DeVeau Vice President

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